  As filed with the Securities and Exchange Commission on August 12, 1999
                                                      Registration No. 333-78841
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                              AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                               ----------------

                                  ACE LIMITED
             (Exact name of registrant as specified in its charter)

             Cayman Islands                            98-0091805
    (State or other jurisdiction of     (I.R.S. Employer Identification Number)
     incorporation or organization)              CT Corporation System
            The ACE Building                         1633 Broadway
          30 Woodbourne Avenue                  New York, New York 10019
        Hamilton, HM 08, Bermuda                     (212) 664-1666
             (441) 295-5200             (Name, address, including zip code, and
   (Address, including zip code, and               telephone number,
           telephone number,               including area code, of agent for
  including area code, of Registrant's                  service)
      principal executive offices)

                               ----------------

                             ACE INA HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                Delaware                               58-2457246
    (State or other jurisdiction of     (I.R.S. Employer Identification Number)
     incorporation or organization)              Richard T. Gieryn, Jr.
           c/o ACE USA, Inc.                         ACE USA, Inc.
         Six Concourse Parkway             Six Concourse Parkway, Suite 2500
               Suite 2500                        Atlanta, Georgia 30328
         Atlanta, Georgia 30328                      (770) 393-9955
             (770) 393-9955             (Name, address, including zip code, and
   (Address, including zip code, and               telephone number,
           telephone number,               including area code, of agent for
  including area code, of Registrant's                  service)
      principal executive offices)

                               ----------------

                              ACE CAPITAL TRUST I
                              ACE CAPITAL TRUST II
                             ACE CAPITAL TRUST III
      (Exact name of registrant as specified in its certificate of trust)

                Delaware                            Each Applied For
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation of organization)              Richard T. Gieryn, Jr.
           c/o ACE USA, Inc.                         ACE USA, Inc.
         Six Concourse Parkway             Six Concourse Parkway, Suite 2500
               Suite 2500                        Atlanta, Georgia 30328
         Atlanta, Georgia 30328                      (770) 393-9955
             (770) 393-9955             (Name, address, including zip code, and
   (Address, including zip code, and               telephone number,
           telephone number,               including area code, of agent for
  including area code, of Registrant's                  service)
      principal executive offices)

                                   Copies to:

         Peter N. Mear                   Edward S. Best               Norman D. Slonaker
 General Counsel and Secretary        Mayer, Brown & Platt           Michael J. Schiavone
          ACE Limited               190 South LaSalle Street           Brown & Wood llp
        The ACE Building            Chicago, Illinois 60603         One World Trade Center
      30 Woodbourne Avenue               (312) 782-0600            New York, New York 10048
    Hamilton, HM 08, Bermuda                                            (212) 839-5300
         (441) 295-5200

                               ----------------

  Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ----------------

  The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said
Section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             EXPLANATORY NOTE

  This Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-78841) of ACE Limited, ACE INA Holdings Inc., ACE Capital Trust I, ACE Capital Trust II and ACE Capital Trust III (the "Registration Statement"), initially filed with the Securities and Exchange Commission on May 20, 1999, is being filed solely to include additional exhibits as part of the Registration Statement.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

  The following table sets forth the estimated expenses in connection with the issuance and distribution of the securities registered hereby, other than underwriting discounts and commissions:

   Securities and Exchange Commission registration fee.............. $1,112,000
   Trustee's fees and expenses......................................     50,000
   Printing and engraving expenses..................................    250,000
   Rating agency fees...............................................    600,000
   Accounting fees and expenses.....................................    150,000
   Legal fees and expenses..........................................    500,000
   Blue Sky fees and expenses.......................................     10,000
   Miscellaneous....................................................    220,000
                                                                     ----------
       Total........................................................ $2,900,000
                                                                     ==========

Item 15. Indemnification of Officers and Directors.

 ACE

  Section 100 of ACE's Articles of Association, filed as Exhibit 4.2 to this registration statement, contains provisions with respect to indemnification of ACE's officers and directors. Such provision provides that ACE shall indemnify, in accordance with and to the full extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of ACE), by reason of his acting as a director, officer, employee or agent of, or his acting in any other capacity for or on behalf of, ACE, against any liability or expense actually and reasonably incurred by such person in respect thereof. ACE may also advance the expenses of defending any such act, suit or proceeding in accordance with and to the full extent now or hereafter permitted by law. Such indemnification and advancement of expenses are not exclusive of any other right to indemnification or advancement of expenses provided by law or otherwise.

  The Companies Law (Revised) of the Cayman Islands does not set out any specific restrictions on the ability of a company to indemnify officers or directors. However, the application of basic principles and certain Commonwealth case law which is likely to be persuasive in the Cayman Islands would indicate that indemnification is generally permissible except in the event that there had been fraud or wilful default on the part of the officer or director or reckless disregard of his duties and obligations to the company.

  Directors and officers of ACE are also provided with indemnification against certain liabilities pursuant to a directors and officers liability insurance policy. Coverage is afforded for any loss that the insureds become legally obligated to pay by reason of any claim or claims first made against the insureds or any of them during the policy period from any wrongful acts that are actually or allegedly caused, committed or attempted by the insureds prior to the end of the policy period. Wrongful acts are defined as any actual or alleged error, misstatement misleading statement or act, omission, neglect or breach of duty by the insureds while acting in their individual or collective capacities as directors or officers of ACE, or any other matter claimed against them by reason of their being directors or officers of ACE. Certain of ACE's directors are provided, by their employer, with indemnification against certain liabilities incurred as directors of ACE.

  Reference is made to the forms of Underwriting Agreement filed as Exhibits
1.1 though 1.3 of this registration statement. The Underwriting Agreements provide, among other things, that the underwriters are obligated, under certain circumstances, to indemnify directors, certain officers and controlling persons of ACE against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

 ACE INA

  Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) for payments of unlawful dividends or unlawful stock repurchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit. ACE INA's Certificate of Incorporation contains such a provision.

  Under Article VI of ACE INA's By-laws as currently in effect, as well as under Section 10 of ACE INA's Certificate of Incorporation, each person who is or was a director or officer of ACE INA, or who serves or served any other enterprise or organization at the request of ACE INA, shall be indemnified by ACE INA to the full extent permitted by the Delaware General Corporation Law.

  Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any person who, by reason of the fact that such person is or was a director or officer of such corporation, is made (or threatened to be made) a party to an action other than one brought by or on behalf of the corporation, against reasonable expenses (including attorneys' fees), judgments, fines and settlement payments, if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of such corporation and, in criminal actions, in addition, had no reasonable cause to believe his conduct was unlawful. In the case of actions on behalf of the corporation, indemnification may extend only to reasonable expenses (including attorneys' fees) and only if such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that no such indemnification is permitted in respect of any claim as to which such person is adjudged liable to such corporation for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that a court otherwise provides. To the extent that such person has been successful in defending any action (even one on behalf of the corporation), he is entitled to indemnification for reasonable expenses (including attorneys' fees).

  The indemnification provided for by the Delaware General Corporation Law is not exclusive of any other rights of indemnification, and a corporation may maintain insurance against liabilities for which indemnification is not expressly provided by the Delaware General Corporation Law. ACE INA maintains a liability insurance policy providing coverage for its directors and officers.

  Reference is made to the forms of Underwriting Agreements filed as Exhibits
1.2 and 1.3 of this registration statement. The Underwriting Agreements provide, among other things, that the underwriters are obligated, under certain circumstances, to indemnify directors, certain officers and controlling persons of ACE INA against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Item 16. Exhibits and Financial Statement Schedules.

  See Exhibit Index included herewith which is incorporated herein by reference.

Item 17. Undertakings.

  The undersigned registrants hereby undertake:

  (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    provided, however, that paragraphs (a)(i) and (a)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with the Commission by the registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

  (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of ACE's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  The undersigned registrants hereby undertake that:

  (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrants pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

  (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrants pursuant to the provisions set forth or described in Item 15 of this registration statement, or otherwise, the registrants have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, ACE Limited certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on the 12th day of August, 1999.

                                       ACE LIMITED

                                     By:  /s/ Christopher Z. Marshall
                                             __________________________________
                                              Christopher Z. Marshall
                                              Chief Financial Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of August, 1999.

                 Signature                                     Title
                 ---------                                     -----

          /s/ Brian Duperreault             Chairman, President and Chief Executive
___________________________________________ Officer; Director
             Brian Duperreault

       /s/ Christopher Z. Marshall          Chief Financial Officer (Principal
___________________________________________ Financial Officer)
          Christopher Z. Marshall

           /s/ Robert A. Blee               Chief Accounting Officer (Principal
___________________________________________ Accounting Officer)
              Robert A. Blee

                     *                      Vice Chairman; Director
___________________________________________
               Donald Kramer

                     *                      Director
___________________________________________
             Michael G. Atieh

                     *                      Director
___________________________________________
             Bruce L. Crockett

                     *                      Director
___________________________________________
           Jeffrey W. Greenberg

                     *                      Director
___________________________________________
            Meryl D. Hartzband

                     *                      Director
___________________________________________
            Robert M. Hernandez

                 Signature                                     Title
                 ---------                                     -----

                     *                      Director
___________________________________________
              Peter Menikoff

                     *                      Director
___________________________________________
              Thomas J. Neff

                     *                      Director
___________________________________________
              Glen M. Renfrew

                     *                      Director
___________________________________________
                Robert Ripp

                     *                      Director
___________________________________________
              Walter A. Scott

                     *                      Director
___________________________________________
             Dermot F. Smurfit

                     *                      Director
___________________________________________
             Robert W. Staley

                     *                      Director
___________________________________________
              Gary M. Stuart

                     *                      Director
___________________________________________
              Sidney F. Wentz

* By: /s/ Christopher Z. Marshall
  ---------------------------------
          Attorney-in-Fact

                           AUTHORIZED REPRESENTATIVE

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the undersigned as the duly authorized representative of ACE Limited in the United States.

                                                 /s/ Brian Duperreault
                                          _____________________________________
                                                    Brian Duperreault

August 12, 1999

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, ACE INA Holdings Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on the 12th day of August, 1999.

                                          ACE INA HOLDINGS INC.

                                          By: /s/ Christopher Z. Marshall
                                            ___________________________________
                                                  Christopher Z. Marshall
                                                         Treasurer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 12th day of August, 1999.

                 Signature                  Title
                 ---------                  -----

           /s/ Brian Duperreault            President and Director
___________________________________________
             Brian Duperreault

         /s/ Dominic J. Frederico           Vice President and Director
___________________________________________
           Dominic J. Frederico

        /s/ Christopher Z. Marshall         Treasurer and Director (Principal Financial
___________________________________________ and Accounting Officer)
          Christopher Z. Marshall

             /s/ Peter N. Mear              Secretary and Director
___________________________________________
               Peter N. Mear

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, each of ACE Capital Trust I, ACE Capital Trust II and ACE Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Hamilton, Bermuda, on the 12th day of August, 1999.

                                          ACE CAPITAL TRUST I
                                          BY: ACE INA Holdings Inc., as
                                           Depositor

                                          By: /s/ Christopher Z. Marshall
                                            ___________________________________
                                                  Christopher Z.
                                                     Marshall
                                                  Chief Financial
                                                      Officer


                                          ACE CAPITAL TRUST II
                                          BY: ACE INA Holdings Inc., as
                                           Depositor

                                          By: /s/ Christopher Z. Marshall
                                            ___________________________________
                                                  Christopher Z.
                                                     Marshall
                                                  Chief Financial
                                                      Officer


                                          ACE CAPITAL TRUST III
                                          BY: ACE INA Holdings Inc., as
                                           Depositor

                                          By: /s/ Christopher Z. Marshall
                                            ___________________________________
                                                  Christopher Z.
                                                     Marshall
                                                  Chief Financial
                                                      Officer

                                 EXHIBIT INDEX

                                                                     Sequential
 Exhibit                                                                Page
 Number                         Description                            Number
 -------                        -----------                          ----------
 +1.1    Form of Underwriting Agreement relating to ordinary
         shares, preferred shares, depositary shares, debt
         securities and warrants of ACE Limited
 *1.2    Form of Underwriting Agreement relating to debt
         securities of ACE INA Holdings Inc., fully and
         unconditionally guaranteed by ACE Limited
 +1.3    Form of Underwriting Agreement relating to preferred
         securities of ACE Capital Trust I, ACE Capital Trust II
         and ACE Capital Trust III and preferred securities
         guarantees of ACE Limited
 +1.4    Form of Underwriting Agreement relating to stock purchase
         contracts of ACE Limited
 +1.5    Form of Underwriting Agreement relating to stock purchase
         units of ACE Limited
  4.1    Memorandum of Association of ACE Limited (incorporated by
         reference to Exhibit 3.1 to the Registration Statement on
         Form S-1 of ACE Limited (No. 33-57206))
  4.2    Articles of Association of the ACE Limited (incorporated
         by reference to Exhibit 3.2 to the Registration Statement
         on Form S-1 of ACE Limited (No. 33-57206))
 *4.3    Form of Senior Indenture between ACE Limited and The
         First National Bank of Chicago
 *4.4    Form of Subordinated Indenture between ACE Limited and
         The First National Bank of Chicago
 *4.5    Form of Senior Indenture among ACE INA Holdings Inc., ACE
         Limited and The First National Bank of Chicago
 *4.6    Form of Subordinated Indenture among ACE INA Holdings
         Inc., ACE Limited and The First National Bank of Chicago
 +4.7    Form of Standard Stock Warrant Provisions
 +4.8    Form of Standard Debt Warrant Provisions
 *4.9    Certificate of Trust of ACE Capital Trust I
 *4.10   Certificate of Trust of ACE Capital Trust II
 *4.11   Certificate of Trust of ACE Capital Trust III
 *4.12   Trust Agreement of ACE Capital Trust I
 *4.13   Trust Agreement of ACE Capital Trust II
 *4.14   Trust Agreement of ACE Capital Trust III
 *4.15   Form of Amended and Restated Trust Agreement of ACE
         Capital Trust I
 *4.16   Form of Amended and Restated Trust Agreement of ACE
         Capital Trust II
 *4.17   Form of Amended and Restated Trust Agreement of ACE
         Capital Trust III
 *4.18   Form of Preferred Securities Guarantee Agreement with
         respect to the preferred securities issued by ACE Capital
         Trust I
 *4.19   Form of Preferred Securities Guarantee Agreement with
         respect to the preferred securities issued by ACE Capital
         Trust II
 *4.20   Form of Preferred Securities Guarantee Agreement with
         respect to the preferred securities issued by ACE Capital
         Trust III
 *5.1    Opinion of Maples and Calder as to the legality of the
         ordinary shares and preferred shares
 *5.2    Opinion of Mayer, Brown & Platt as to the legality of the
         debt securities, stock warrants, debt warrants,
         depositary shares, preferred securities, preferred
         securities guarantees, stock purchase contracts and stock
         purchase units

                                                                     Sequential
 Exhibit                                                                Page
 Number                         Description                            Number
 -------                        -----------                          ----------

   *5.3A Opinion of Richards, Layton & Finger, P.A. relating to
         ACE Capital Trust I
   *5.3B Opinion of Richards, Layton & Finger, P.A. relating to
         ACE Capital Trust II
         Opinion of Richards, Layton & Finger, P.A. relating to
   *5.3C ACE Capital Trust III
  *12.1  Statement Re: Computation of Ratios
  *23.2  Consent of Maples and Calder (included in Exhibit 5.1)
  *23.3  Consent of Mayer, Brown & Platt (included in Exhibit 5.2)
  *23.4  Consent of Richards, Layton & Finger, P.A. (included in
         Exhibits 5.3A, 5.3B and 5.3C)
 **23.5  Consent of PricewaterhouseCoopers LLP
 **23.6  Consent of PricewaterhouseCoopers LLP
 **24.1  Powers of Attorney
 **25.1  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as trustee for the ACE Limited
         Senior Indenture
 **25.2  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as trustee for the ACE Limited
         Subordinated Indenture (included in Exhibit 25.1)
 **25.3  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as trustee for the ACE INA senior indenture
 **25.4  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as trustee for the ACE INA subordinated indenture (included in Exhibit 25.3)
 **25.5  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Property Trustee for the Amended and Restated Trust Agreement of ACE Capital Trust I
 **25.6  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Property Trustee for the Amended and Restated Trust Agreement of ACE Capital Trust II
 **25.7  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Property Trustee for the Amended and Restated Trust Agreement of ACE Capital Trust III
 **25.8  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Preferred Securities Guarantee
         Trustee under the Preferred Securities Guarantee
         Agreement of ACE Limited for the benefit of the holders of Preferred Securities of ACE Capital Trust I (included in Exhibit 25.1)
 **25.9  Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Preferred Securities Guarantee
         Trustee under the Preferred Securities Guarantee
         Agreement of ACE Limited for the benefit of the holders of Preferred Securities of ACE Capital Trust II (included in Exhibit 25.1)
 **25.10 Statement of Eligibility of The First National Bank of
         Chicago on Form T-1, as Preferred Securities Guarantee
         Trustee under the Preferred Securities Guarantee
         Agreement of ACE Limited for the benefit of the holders of Preferred Securities of ACE Capital Trust III
         (included in Exhibit 25.1)
   99.1 Appointment of CT Corporation System as U.S. agent for service of process (incorporated by reference to Exhibit
         99.2 to the Registration Statement on Form S-3 of ACE
         Limited (No. 333-49257))

--------

*  Filed herewith.
** Previously filed.
+ To be filed, if necessary, subsequent to the effectiveness of this registration statement by an amendment to this registration statement or incorporated by reference pursuant to a Current Report on Form 8-K in connection with the offering of securities.